Exhibit 99.1

IB Acquisition Corp. Announces Date of 2026 Annual Meeting of Stockholders

Annual Meeting to Be Held on December 16, 2026; Record Date Set for October 28, 2026

Boca Raton, Florida, [October 15, 2026] (GLOBE NEWSWIRE) – IB Acquisition Corp. (NASDAQ: IBAC, IBACR) (“IB Acquisition” or the “Company”) today announced that its 2026 Annual Meeting of Stockholders (the “Annual Meeting”) will be held on Wednesday, December 16, 2026, at 10:00 a.m. Eastern Time, virtually via live webcast . The time, agenda and instructions for attending the Annual Meeting will be set forth in the Company’s definitive proxy statement, which will be filed with the U.S. Securities and Exchange Commission (the “SEC”) and sent to stockholders entitled to notice of, and to vote at, the Annual Meeting.

The Company’s Board of Directors has fixed the close of business on October 28, 2026 as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting.

The Annual Meeting will be the Company’s first annual meeting of stockholders since its initial public offering. The Company expects that holding the Annual Meeting on December 16, 2026 will enable it to regain compliance with Nasdaq Listing Rule 5620(a), as described in the Company’s Current Report on Form 8-K filed with the SEC on October 6, 2026.

Because the Company did not hold an annual meeting of stockholders during the prior year, under Rule 14a-8(e)(2) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company has set a deadline for receipt of stockholder proposals that is a reasonable time before it begins to print and send its proxy materials. Accordingly, stockholder proposals submitted for inclusion in the Company’s proxy statement for the Annual Meeting must be received no later than the close of business on October 26, 2026. Proposals must also comply with the SEC’s rules regarding the inclusion of stockholder proposals in proxy materials. Any proposal received after that deadline will be considered untimely.

All proposals, nominations and supporting information must be submitted in writing to: IB Acquisition Corp., Attention: Chief Executive Officer, 1200 N Federal Highway, Suite 215, Boca Raton, Florida 33432. Stockholders should submit them by means, including electronic means, that permit them to prove the date of delivery. Any adjournment or postponement of the Annual Meeting will not commence a new time period for, or extend, any of the deadlines described above.

About IB Acquisition Corp.

IB Acquisition Corp. is a blank check company organized for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or other similar business combination with one or more businesses or entities. The Company intends to focus its search on target businesses in North America, Europe, or Asia.

Forward-Looking Statements

This press release includes forward-looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts, including statements regarding the timing of the Annual Meeting, the Company’s proxy solicitation process, and the Company’s ability to regain compliance with Nasdaq listing standards, and may be accompanied by words such as “anticipate,” “expect,” “intend,” “plan,” “will” or similar words. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements, including those set forth in the risk factors section of the Company’s Annual Report on Form 10-K for the year ended September 30, 2025 and other reports the Company files with the SEC. The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based, except as required by law.

Contact:

Al Lopez

IB Acquisition Corp.

1200 N Federal Highway, Suite 215

Boca Raton, FL 33432

ecm@ibsgroup.net

(214) 687-0020